SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 30, 2004 Date of Report (Date of Earliest Event Reported)

FIRST POTOMAC REALTY TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-31824	37-1470730

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

7200 Wisconsin Avenue, Suite 310 Bethesda, Maryland 20814 (Address of Principal Executive Offices) (Zip Code)

(301) 986-9200 (Registrant’s Telephone Number, Including Area Code)

N/A (Former Name or Former Address, if Changed Since Last Report)

Section 1 — Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

     On November 30, 2004, our operating partnership, First Potomac Investment Limited Partnership, entered into a $75 million unsecured revolving credit facility with Key Bank N.A. and Wells Fargo National Bank, with Key Bank N.A. as managing administrative agent. The facility has a two-year term with a one-year extension option. We have the option to increase the facility by up to an additional $75 million prior to December 31, 2006. Availability under the facility is based upon the value of unencumbered assets that we pledge as unsecured collateral. We expect Alexandria Corporate Park, Virginia Center, Aquia II, Airpark Place, 15395 John Marshall Highway and Crossways II to be the first assets pledged. Borrowings under the facility will bear interest at LIBOR plus 170 to 250 basis points. The exact interest payable under the facility depends upon the ratio of our total indebtedness to total asset value. Based upon the terms of the facility, this ratio cannot exceed 65%. A copy of the revolving credit agreement establishing the terms of the revolving credit facility is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     The information set forth under Item 1.01 of this current report on Form 8-K is hereby incorporated in this Item 2.03 by reference.

Item 7.01. Regulation FD Disclosure.

     On December 2, 2004, we issued a press release announcing that we entered into a new $75 million unsecured credit facility with Key Bank N.A. and Wells Fargo National Bank, with Key Bank N.A. as managing administrative agent. A copy of the release is furnished as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

     In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in this item of the current report on Form 8-K (including Exhibit 99.1 hereto), shall not be deemed “filed” for the purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
10.1	Revolving Credit Agreement among First Potomac Realty Investment Limited Partnership and Key Bank National Association, as Managing Administrative Agent, and Wells Fargo Bank.
99.1	Press release announcing a new $75 million unsecured credit facility.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST POTOMAC REALTY TRUST (Registrant)

Date: December 6, 2004	/s/ Barry H. Bass

Barry H. Bass Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Revolving Credit Agreement among First Potomac Realty Investment Limited Partnership and Key Bank National Association, as Managing Administrative Agent, and Wells Fargo Bank.
99.1	Press release announcing the Company has entered into a new $75 million unsecured credit facility.